Exhibit 99.1
ESS Tech, Inc. Announces Third Quarter 2024 Financial Results
Installed and Commissioned Second Energy Center

WILSONVILLE, Ore. – November 13, 2024 – ESS Tech, Inc. (“ESS,” “ESS, Inc.” or the “Company”) (NYSE: GWH), a leading manufacturer of long-duration energy storage systems (LDES) for commercial and utility-scale applications, today announced financial results for its third quarter ended September 30, 2024.
“The core investment thesis for ESS remains as strong as ever – we have a massive and important emerging market opportunity in front of us, a top tier, forward-thinking customer base, and a differentiated, IP-protected, scalable technology tailor made to serve them. We continue to make strong progress on our key operational initiatives, but have faced challenges that have delayed our revenue ramp. Our Australian partner has had great success signing contracts with major utilities and securing funding to build a factory to help meet the high demand for long-duration energy storage in Queensland. However, delays in completion of this funding affected our ability to ship and recognize revenue in Q3 for units that were already built. We are receiving payments and are shipping units now so we are optimistic we will get this over the finish line in the fourth quarter and that, coupled with EC product shipments, should lead to $9 to $11 million in revenue for the year, leading to meaningful year-on-year growth,” said Eric Dresselhuys, CEO of ESS. “On the operational side, our first Energy Center for Portland General Electric has been operating with high reliability and availability and we successfully built and are testing our second EC product on the same site. We’ve been gleaning valuable insights from these units – from build to test to operation – to further improve our processes and design as we prepare for the ramp of our EC products. Optimized for larger scale deployments to meet the needs of the broader utility industry, our EC products can provide double the capacity of our Energy Warehouses with the same footprint. We continue to aggressively execute on our cost reduction activities as we scale our operations, efficiently manage our resources and drive to profitability.”
Recent Business Highlights
•On November 1, ESS executed the credit agreement with the Export-Import Bank of the United States, or EXIM, for the first $20 million tranche of the $50 million funding package previously announced, becoming the first energy storage manufacturer to be supported by the Make More in America Initiative of EXIM. This funding is long-term, low interest, and non-dilutive capital to finance expanding manufacturing capacity. For further details, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 5, 2024.
•We have built and installed the second Energy Center for Portland General Electric and are now in testing. Final hand-off to PGE is expected in Q4. We've started building and expect to start shipping our first commercial EC products in the fourth quarter of 2024.
•On August 23, 2024, ESS executed a 1-for-15 reverse split, following a listing notice from the NYSE received in March, bringing the Company back into compliance with the listing requirements and enabling continued operations as a publicly-listed company.
Conference Call Details
ESS will hold a conference call on Wednesday, November 13, 2024 at 5:00 p.m. EST to discuss financial results for its third quarter ended September 30, 2024. Interested parties may join the conference call beginning at 5:00 p.m.

EST on Wednesday, November 13, 2024 via telephone by calling (833) 470-1428 in the U.S., or for international callers, by calling +1 (404) 975-4839 and entering conference ID 385282. A telephone replay will be available until November 20, 2024, by dialing (866) 813-9403 in the U.S., or for international callers, +1 (929) 458-6194 with conference ID 356245. A live webcast of the conference call will be available on ESS’ Investor Relations website at http://investors.essinc.com/.
A replay of the call will be available via the web at http://investors.essinc.com/.
About ESS, Inc.
ESS Inc. (NYSE: GWH) is the leading manufacturer of long-duration iron flow energy storage solutions. ESS was established in 2011 with a mission to accelerate decarbonization safely and sustainably through longer lasting energy storage. Using easy-to-source iron, salt, and water, ESS iron flow technology enables energy security, reliability and resilience. We build flexible storage solutions that allow our customers to meet increasing energy demand without power disruptions and maximize the value potential of excess energy. For more information visit www.essinc.com.
Use of Non-GAAP Financial Measures
In this press release and the accompanying earnings call, the Company includes Non-GAAP Operating Expenses and Adjusted EBITDA, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the SEC, the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release and the accompanying earnings call to the most directly comparable measures under GAAP. The Company’s management believes Non-GAAP Operating Expenses and Adjusted EBITDA are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. companies, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
The Company defines and calculates Non-GAAP Gross Margin as sales price less direct labor, direct materials, and other direct costs and includes the benefits of the 45X Advanced Manufacturing Production Tax Credit. The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation and other special items determined by management as they are not indicative of business operations. The Company defines and calculates Adjusted EBITDA as net loss before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation and amortization, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities associated with debt and equity transactions as they are not indicative of business operations.
Forward-Looking Statements
This communication contains certain forward-looking statements, including statements regarding ESS and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” and “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the Company’s manufacturing plans, the Company’s order and sales pipeline, the Company’s ability to execute on orders, the Company’s ability to effectively manage costs, the Company’s relationship with its Australian partner and the development and commercialization of the EC product. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS' control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, continuing supply chain issues; delays, disruptions, or quality control problems in the Company’s manufacturing operations; the Company’s ability to hire, train and retain an adequate number of manufacturing employees; issues related to the shipment and installation of the Company’s products; issues related to customer acceptance of the Company’s products; issues related to the Company’s partnerships with third parties; inflationary pressures; risk of loss of government funding for customer projects; issues related to raising additional capital; and the Company’s need to achieve significant cost reductions and business growth to achieve sustained, long-term profitability. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Contacts
Investors:
Erik Bylin
investors@essinc.com
Media:
Morgan Pitts
503.568.0755
Morgan.Pitts@essinc.com

Source: ESS Tech, Inc.

ESS Tech, Inc.
Condensed Statements of Operations and Comprehensive Loss
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Revenue	$355	$1,544	$2,911	$4,741
Revenue - related parties	4	1	534	$3
Total revenue	359	1,545	3,445	$4,744
Cost of revenue	12,741	10,183	35,615	10,183
Gross profit (loss)	(12,382)	(8,638)	(32,170)	(5,439)
Operating expenses
Research and development	2,684	1,609	9,066	38,790
Sales and marketing	2,529	2,056	7,274	5,648
General and administrative	6,087	5,831	17,791	16,963
Total operating expenses	11,300	9,496	34,131	61,401
Loss from operations	(23,682)	(18,134)	(66,301)	(66,840)
Other income, net
Interest income, net	807	1,155	3,097	3,737
Gain on revaluation of common stock warrant liabilities	343	344	459	917
Other income, net	39	17	2	738
Total other income, net	1,189	1,516	3,558	5,392
Net loss and comprehensive loss to common stockholders	$(22,493)	$(16,618)	$(62,743)	$(61,448)

Net loss per share - basic and diluted	$(1.90)	$(1.59)	$(5.35)	$(5.93)

Weighted-average shares used in per share calculation - basic and diluted	11,814,580	10,471,738	11,722,378	10,358,503

ESS Tech, Inc.
Condensed Balance Sheets
(unaudited)
(in thousands, except share data)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$12,822	$20,165
Restricted cash, current	906	1,373
Accounts receivable, net	413	1,990
Short-term investments	42,292	87,899
Inventory	7,037	3,366
Prepaid expenses and other current assets	5,084	3,305
Total current assets	68,554	118,098
Property and equipment, net	19,857	16,266
Intangible assets, net	4,723	4,923
Operating lease right-of-use assets	1,853	2,167
Restricted cash, non-current	947	945
Other non-current assets	763	833
Total assets	$96,697	$143,232
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$10,937	$2,755
Accrued and other current liabilities	10,178	10,755
Accrued product warranties	3,298	2,129
Operating lease liabilities, current	1,631	1,581
Deferred revenue, current	6,034	2,546
Total current liabilities	32,078	19,766
Operating lease liabilities, non-current	451	957
Deferred revenue, non-current	—	3,835
Deferred revenue, non-current - related parties	14,400	14,400
Common stock warrant liabilities	458	917
Other non-current liabilities	109	—
Total liabilities	47,496	39,875
Stockholders' equity:
Preferred stock ($0.0001 par value; 200,000,000 shares authorized, none issued and outstanding as of September 30, 2024 and December 31, 2023)	—	—
Common stock ($0.0001 par value; 1,000,000,000 shares authorized, 11,882,581 and 11,614,127 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively)	1	1
Additional paid-in capital	808,100	799,513
Accumulated deficit	(758,900)	(696,157)
Total stockholders' equity	49,201	103,357
Total liabilities and stockholders' equity	$96,697	$143,232

ESS Tech, Inc.
Condensed Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(62,743)	$(61,448)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,302	3,187
Non-cash interest income	(2,094)	(2,438)
Non-cash lease expense	1,000	916
Stock-based compensation expense	8,538	7,673
Inventory write-down and losses on noncancellable purchase commitments	5,170	11,422
Change in fair value of common stock warrant liabilities	(459)	(917)
Other non-cash (income) expenses, net	311	(34)
Changes in operating assets and liabilities:
Accounts receivable, net	1,352	3,874
Inventory	(9,768)	(13,132)
Prepaid expenses and other assets	(1,709)	3,701
Accounts payable	5,671	275
Accrued and other liabilities	(219)	(4,305)
Accrued product warranties	1,169	993
Deferred revenue	(122)	12,532
Operating lease liabilities	(1,142)	(1,050)
Net cash used in operating activities	(51,743)	(38,751)

Cash flows from investing activities:
Purchases of property and equipment	(3,823)	(4,209)
Maturities and purchases of short-term investments, net	47,709	20,208
Net cash provided by investing activities	43,886	15,999

Cash flows from financing activities:
Proceeds from issuance of common stock and common stock warrants, net of issuance costs	—	27,132
Payments on notes payable	—	(1,733)
Proceeds from stock options exercised	80	236
Proceeds from contributions to Employee Stock Purchase Plan	214	332
Repurchase of shares from employees for income tax withholding purposes	(245)	(165)
Other, net	—	(214)
Net cash provided by financing activities	49	25,588

Net change in cash, cash equivalents and restricted cash	(7,808)	2,836
Cash, cash equivalents and restricted cash, beginning of period	22,483	36,655
Cash, cash equivalents and restricted cash, end of period	$14,675	$39,491

ESS Tech, Inc.
Condensed Statements of Cash Flows (continued)
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2024	2023
Supplemental disclosures of cash flow information:
Cash paid for operating leases included in cash used in operating activities	$1,306	$1,246
Non-cash investing and financing transactions:
Purchase of property and equipment included in accounts payable and accrued and other current liabilities	2,844	747
Adjustment to right-of-use assets from lease modification	686	—
Common stock warrants issued for the acquisition of intangible assets	—	4,990
Transfers between inventory and property and equipment, net	1,051	—

Cash and cash equivalents	$12,822	$37,173
Restricted cash, current	906	1,373
Restricted cash, non-current	947	945
Total cash, cash equivalents and restricted cash shown in the condensed statements of cash flows	$14,675	$39,491

ESS Tech, Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Research and development	$2,684	$1,609	$9,066	$38,790
Less: stock-based compensation	(614)	(278)	(1,923)	(2,401)
Non-GAAP research and development	$2,070	$1,331	$7,143	$36,389

Sales and marketing	$2,529	2,056	$7,274	$5,648
Less: stock-based compensation	(209)	(211)	(467)	(526)
Non-GAAP sales and marketing	$2,320	$1,845	$6,807	$5,122

General and administrative	$6,087	$5,831	$17,791	$16,963
Less: stock-based compensation	(1,306)	(1,522)	(4,280)	(3,868)
Non-GAAP general and administrative	$4,781	$4,309	$13,511	$13,095

Total operating expenses	$11,300	$9,496	$34,131	$61,401
Less: stock-based compensation	(2,129)	(2,011)	(6,670)	(6,795)
Non-GAAP total operating expenses	$9,171	$7,485	$27,461	$54,606

ESS Tech, Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(22,493)	$(16,618)	$(62,743)	$(61,448)
Interest income, net	(807)	(1,155)	(3,097)	(3,737)
Stock-based compensation	2,658	2,889	8,538	7,673
Depreciation and amortization	781	1,082	3,302	3,187
Gain on revaluation of common stock warrant liabilities	(343)	(344)	(459)	(917)
Environmental, Health & Safety compliance estimate	390	—	390	—
Financing costs	983	—	983	—
Other income, net	(39)	(17)	(2)	(738)
Adjusted EBITDA	$(18,870)	$(14,163)	$(53,088)	$(55,980)